ABIOMED™

Recovering hearts. Saving lives.™

ABIOMED

May 18, 2009 Conference Call Michael Minogue, Chairman, President and CEO Robert Bowen, CFO (NASDAQ: ABMD) May 8, 2009 Exhibit 99.2

Legal Disclaimers
Not FDA
Approved, See Disclaimer
Red Box Indicates
This information includes forward looking statements including statements regarding the future financial performance, product development efforts, ABIOMED’s strategic operational initiatives, and market response to ABIOMED’s new products. ABIOMED’s actual results may differ materially from those anticipated in these forward-looking statements based upon a number of factors, including uncertainties associated with the development, testing and related regulatory approvals, competition, technological change, future capital needs, and other risks detailed in the Company’s filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of today’s date. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after today’s date or to reflect the occurrence of unanticipated events.
IMPELLA® Pediatric, Implantable, Right Percutaneous are Not Available for Sale in the United States.
AbioCor® II is not approved by the FDA for Sale in the United States

Impella 2.5
510(k) Clearance 6/08
CE
Impella Console
CE
Impella
Pediatric
Impella Right
Percutaneous
Intra-aortic Balloon
510(k), CE
BVS Blood Pump
FDA Approved, CE
New Products & Regulatory Execution
AB5000 Ventricle
FDA Approved, CE
Not FDA
Approved, See Disclaimer
Impella
Cath Lab/ Percutaneous Placement
PMA
Supplement
4/09, CE
iPulse
FDA Approved,
CE
iPulse
Surgical VAD Placement
Impella 5.0 / LD
510(k) Clearance  4/09
CE

1/14/09
Impella 510(k) US Launch FY09 = 521 Patients
Q2*: June to Sept. 2008
• 100 patients in 4
months, 6 a week avg.
• $6.2M US Q2
commercial revenue
• @ 108 Hospitals
• 35% reorder revenue
Q3: Oct to Dec. 2008
• 160 patients, up 60%,
13 a week avg.
• $6.7M US Q3, up 8%
sequentially
• Added 55 accounts @
163 Hospitals, up 51%
• 48% reorder revenue

(*US News & World Reports)
Q4: Jan to March 2009
• 261 patients, up 63%,  22
a week avg.
• $9.1M US Q4, up 37%
sequentially
• Added 66 accounts @
229 Hospitals, up 40%
• >50% reorder revenue
Total  Worldwide Impella revenue
$10.6M
Total  Worldwide Impella revenue
$8.8M
Total  Worldwide Impella revenue
$11.2M

5 5
Why we believe Impella is Superior to IABP
Direct Heart
Unloading…reducing
O
2
demand on heart
Supporting Coronary
Flow…increasing
O
2
supply to heart
Increasing Cardiac
Power…increasing
O
2
supply to all organs, the highest correlate
to decreasing mortality
Impella IABP

Impella Study	Decreased O_2 Demand (LV Unloading)	Increased O_2 Supply (Coronary flow)	Supports Cardiac Output
Burzotta et al., J Cardiovasc Med. 2008			✓
Sauren et al., Artif Organs. 2007	✓	✓	
Valgimigli et al., Cath Cardiovasc Interv. 2005	✓		✓
Meyns et al., Thorac Cardiov Surg. 2003	✓		✓
Meyns et al., J Am Coll Cardio. 2003	✓		
Remmelink et al., Cath Cardiov Interv. 2007		✓	
Reesink et al., CHEST 2004	✓		✓
Dixon et al., J Am Coll Card Interv. 2009			✓
Seyfarth at al., J Am Coll Cardio. 2008			✓

ABIOMED

6 Impella Technology … Validated in Studies

% Points Improvement

Cardiac Output (L/min)

40%
30%
20%
10%
0%
IABP (n=211)
no IABP (n=226)
p=0.52
4.3%
3.1%
p=0.46
6.2%
8.0%
p=0.64
6.7%
5.5%
p=0.03
2.4%
0.0%
p=0.43
19.9%
23.0%
p=0.95
28.9%
29.2%
Death
Reinfarction
IRA reocclusion
Stroke
Heart failure/ hypotension
Primary endpoint

Estimated In-Hospital Mortality (%)
100
90
80
70
60
50
40
30
20
10
0
N = 189
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
2.0

Showcasing Impella Superiority Over IABP
MACH II
Impella Improves Ejection Fraction in AMI
3 Days
% Pts. Improvement in Ejection Fraction (EF)
2%
5%
9%
13%
120 Days
Impella 2.5
Standard of Care
p<0.05
ISAR-SHOCK
Impella Provides 5X Better Hemodynamic Support Than IABP
in AMI Cardiogenic Shock
(Seyfarth et al. American College of Cardiology, 2007)
P<0.01
1.10
0.20
0.25
1.25
0.75
0.50
1.50
0
Impella
IABP
PAMI-II:
No Benefit in Mortality or LV Function for IABP
(n=211)
(Stone et al, J ACC29:1459, 1997)
Cardiac Power Output
(n= 20)
(n= 26)
(Fincke R et al. JACC 2004 Vol 44, n2: 304-8)
(Henriques et al. American College of Cardiology, 2007)
Strongest Hemodynamic Correlate of Mortality
Cardiac Power Output
(n=189)